CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Current Report on Form 8-K (the Report) by Prime Retail, Inc. (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        The  Report fully  complies  with the  requirements  of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Date: August 8, 2002                   /s/  Glenn D. Reschke
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                                           Glenn D. Reschke
                                           President and Chief Executive Officer